ACQUISITIONS (Schedule of Pro forma results) (Details) - Combined [Member] - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Total revenue	$ 3,064,423	$ 3,189,217
Total expenses	6,048,465	5,194,111
Net loss attributable to common shareholders	$ (3,264,724)	$ (2,343,578)
Basic and diluted net loss per share	$ (0.08)	$ (0.07)